Exhibit 10(a)

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in Post-Effective Amendment No. 15 to the Registration Statement (Form N-4 No. 333-135039) pertaining to Lincoln Life Variable Annuity Account N, which is incorporated by reference into Post-Effective Amendment No. 17, and to the use therein of our reports dated (a) March 30, 2012, with respect to the consolidated financial statements of The Lincoln National Life Insurance Company and (b) March 30, 2012, with respect to the financial statements of Lincoln Life Variable Annuity Account N.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 30, 2012